SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C. 20549


                                                     FORM N-1A

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                     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
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                                        PRE-EFFECTIVE AMENDMENT No.
                          __
                                      POST-EFFECTIVE AMENDMENT No. 14
                           X
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                                                        and
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               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                    __
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                                             AMENDMENT No. 15
                           X

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                                              THE GABELLI GROWTH FUND
                          (Exact Name of Registrant as Specified in Charter)

                                  One Corporate Center, Rye, New York 10580-1434
                                      (Address of Principal Executive Office)
                                   Registrant's Telephone Number (914) 921-5100

                                                  Bruce N. Alpert
                                                Gabelli Funds, Inc.
                                  One Corporate Center, Rye, New York 10580-1434
                                      (Name and Address of Agent for Service)



                                                    Copies to:
James E. McKee, Esq.                                Richard T. Prins, Esq.
Gabelli Funds, Inc.                        Skadden, Arps, Slate, Meagher & Flom
One Corporate Center                                919 Third Avenue
Rye, New York 10580-1434                       New York, New York 10022

   It is proposed that this filing will become effective(check appropriate box):
                  immediately upon filing pursuant to paragraph (b); or
          X on May 1, 1997 pursuant to paragraph (b); or 60 days after filing pursuant to paragraph (a) (1); or on [date] pursuant to paragraph (a) (1).
                  75 days after filing pursuant to paragraph (a)(2)
                  on [date] pursuant to paragraph (a)(2) of Rule 485

If   appropriate,   check  the  following  box:  this  post-effective  amendment designates a new effective date for a previously filed post-effective amendment.

    Registrant has registered an indefinite number of its shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed a Rule 24f-2 Notice for its most recent fiscal year ended December 31, 1996 on February 27, 1997.





                                              THE GABELLI GROWTH FUND
                                               CROSS REFERENCE SHEET
                                             (Pursuant to Rule 495(a))


Part A
Item No.                                                               Prospectus Caption

1.       Cover Page                                                    Cover Page

2.       Synopsis                                                      Table of Fees and Expenses

3.       Condensed Financial Information                               Financial Highlights

4.       General Description of Registrant                             The Fund and Its Investment Policies,
                                                                       Special Investment Methods, Dividends,
                                                                       Distributions and Taxes

5.       Management of the Fund                                        Management of the Fund, Custodian,
                                                                       Transfer Agent and Dividend Disbursing
                                                                       Agent

5A.      Management's Discussion of Fund Performance                   Not applicable

6.       Capital Stock and Other Securities                            General Information, Dividends,
                                                                       Distributions and Taxes

7.       Purchase of Securities Being Offered                          Purchase of Shares, Distribution Plan

8.       Redemption or Repurchase                                      Redemption of Shares

9.       Pending Legal Proceedings                                     Not applicable






Part B                                                                 Statement of Additional
Item No.                                                               Information Caption

10.      Cover Page                                                    Cover Page

11.      Table of Contents                                             Cover Page

12.      General Information and History                               Not Applicable

13.      Investment Objectives and Policies                            (Prospectus - "The Fund and Its Investment
                                                                       Policies") Investment Policies; Special
                                                                       Investment Methods; Special Risks;
                                                                       Investment Restrictions

14.      Management of the Fund                                        Trustees and Officers

15.      Control Persons and Principal Holders of Securities           Trustees and Officers

16.      Investment Advisory and Other Services                        (Prospectus - "Management of the Fund");
                                                                       Investment Adviser;  Distributor;
                                                                       Distribution Plan; Counsel and Independent
                                                                       Accountants; (Prospectus - "Custodian,
                                                                       Transfer Agent and Dividend Disbursing
                                                                       Agent")

17.      Brokerage Allocation and Other Practices                      Portfolio Transactions and Brokerage

18.      Capital Stock and Other Securities                            (Prospectus - "General Information");
                                                                       General Information

19.      Purchase, Redemption and Pricing                              (Prospectus - "Purchase of Shares,
         of Securities Being Offered                                   Redemption of Shares"); Redemption of
                                                                       Shares; Net Asset Value

20.      Tax Status                                                    (Prospectus - "Dividends, Distributions
                                                                       and Taxes")

21.      Underwriters                                                  Distributor

22.      Calculation of Performance Data                               Investment Performance Information

23.      Financial Statements                                          Report of Independent Accountants;
                                                                       Financial Statements

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                              THE GABELLI GROWTH FUND



                                                      PART A






                                                        THE

                                                      GABELLI

                                                      GROWTH

                                                       FUND


                                                    PROSPECTUS
                                                    May 1, 1997











                                                GABELLI FUNDS, INC.
                                                Investment Adviser

                                              GABELLI & COMPANY, INC.
                                                    Distributor

                                                 TABLE OF CONTENTS



                             Page


Table of Fees and Expenses                                        2

    Financial Highlights                                          3

The Fund and Its Investment Policies                              4

Special Investment Methods                                        4

Management of the Fund                                             7

Distribution Plan                                                  9

Purchase of Shares                                                9

Redemption of Shares                                             12

Retirement Plans                                                 13

Dividends, Distributions and Taxes                               14

Calculation of Investment Performance                            14

General Information                                              15

Custodian, Transfer Agent and Dividend Disbursing Agent          15






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     No  dealer,  salesman  or  other  person  has been  authorized  to give any information or to make any representation other than those contained in this Prospectus, the Statement of Additional Information and in the Fund's official sales literature, and if given or made, such information and representation may not be relied upon as authorized by the Fund, its Investment Adviser, Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any state to any person to whom it
     is     unlawful     to    make     such     offer     in    such     state.
     -------------------------------------------------------------------

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                                                            2
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                                                 THE GABELLI GROWTH FUND

                                                   One Corporate Center
                                                 Rye, New York 10580-1434
                                   Telephone: 1-800-GABELLI (1-800-422-3554)
                                                  http://www.gabelli.com


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PROSPECTUS
May 1, 1997

The Gabelli Growth Fund (the "Fund") is an open-end, no-load mutual fund which seeks capital appreciation by investing in securities which are perceived by its management to have favorable, yet undervalued, prospects for earnings growth. Current income is a secondary investment objective. See "The Fund and its Investment Policies".

                                                     ---------------

Shares of the Fund may be purchased without a sales load at the next determined per share net asset value. There is no deferred sales or other charge on the redemption of shares. The Fund pays 0.25% of its average net assets in any fiscal year for certain promotional and distribution expenses and shareholder services (see "Distribution Plan"). The minimum initial investment is $1,000 (see "Purchase of Shares") except for investments made through the Automatic Investment Plan (see "Purchase of Shares - Automatic Investment Plan"). For further information, contact Gabelli & Company, Inc.
at the address or telephone number shown above.
                                                 _______________

This Prospectus  sets forth  concisely the  information  a prospective  investor should know before investing in the Fund. A Statement of Additional Information, dated May 1, 1997, containing additional and more complete information about the Fund (the "Additional Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated in its entirety by reference into this Prospectus. For a free copy, write or call the Fund at the telephone number or address set forth above. Also, the Additional Statement is available for reference, along with other
     materials,   on   the   SEC   Internet   web   site   (http://www.sec.gov).
     ---------------


Shares of the Fund are not deposits or obligations of or guaranteed by any bank, and are not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Bank, or any other agency. An investment in the Fund involves investment risks, including the possible loss of principal.

                                                     ---------------


                          This  Prospectus  should be retained by investors  for
future reference.

                                                     ---------------


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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

==========================================================================


                                                TABLE OF FEES AND EXPENSES




Shareholder Transaction Expenses:
Maximum sales load imposed on purchases or reinvestment of dividends................................     None
Contingent deferred sales load upon redemption of investments........................................     None
Redemption Fees......................................................................................     None*
Exchange Fees........................................................................................     None


Annual Fund Operating Expenses:
(Percent of average net assets)
Management Fees......................................................................................    1.00%
Distribution (Rule 12b-1) Expenses (a)...............................................................     .25%
Other Expenses.......................................................................................     .18%
                                                                                                          ----
     Total Fund Operating Expenses...................................................................    1.43%
                                                                                                         =====






Example: **                                            1 year           3 years           5 years         10 years
-----------                                            ------           -------           -------         --------
You would pay the following expenses on a
$1,000 investment, assuming a 5% annual
return and redemption at the end of each period..........$15              $45               $78             $171

-------------------------------------------------------------------------------------------------------------------------

*    Broker-dealers holding a shareholder's shares may charge a fee for redemptions.
**   The  amounts   listed  in  this  example   should  not  be   considered  as
     representative  of past or  future  expenses  and  actual  expenses  may be greater or less than those indicated. Moreover, while the example assumes a
     5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.
------------------------------------------------------------------------

(a) The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses shown are the levels incurred during the past fiscal year. The maximum level of distribution expenses which may be borne by the Fund is 0.25% of its average net assets (see "Distribution Plan"). As a result, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



Management's Discussion and Analysis of the Fund's performance during the fiscal year ended December 31, 1996 is included in the Fund's Annual Report to Shareholders dated December 31, 1996. The Fund's Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.

                              FINANCIAL HIGHLIGHTS


The following information, insofar as it pertains to each of the five years in the period ended December 31, 1996, has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report appears in the Additional
Statement.  This  table  should  be  read  in  conjunction  with  the  Financial
Statements and related notes that are included in the Additional Statement.

Per share amounts for a Fund share outstanding throughout each period/year ended
December 31,


                                     1996      1995     1994      1993      1992      1991     1990     1989    1988     1987*
                                     ----      ----     ----      ----      ----      ----     ----     ----    ----     -----

Operating performance:
Net asset value, beginning of year.. $22.16     $19.68    $ 23.26 $ 21.59  $ 21.28    $ 16.27  $ 17.07  $ 12.65  $ 9.51   $10.00
                                     ------    ------- -------  -------    -------  -------  -------  ------   ------
Net investment income (a)........... 0.03       0.05       0.07    0.06     0.08       0.16     0.37     0.18    0.05     0.15
Net realized and unrealized gain/(loss)
   on investments................... 4.27       6.39      (0.86)      2.37    0.88     5.42    (0.71)     4.89    3.62   (0.64)
                                     -------   --------  ----------  ---------------- -------- ---------  ------- -------  -------
Total from investment operations.    4.30       6.44      (0.79)      2.43    0.96     5.58    (0.34)     5.07    3.67   (0.49)
                                    -------   --------  ----------  ---------------- -------- ---------  ------- -------  -------
Distributions to shareholders from:
   Net investment income...........(0.02)     (0.05)     (0.08)  (0.05)   (0.09)     (0.15)   (0.39)   (0.17)  (0.20)    ---
   Distributions in excess of net
     investment income............  ---        ---       (0.01)    ---      ---       ---      ---      ---     ---      ---
   Net realized gains.............  (2.30)     (3.91)     (2.39)  (0.67)   (0.56)     (0.42)   (0.07)   (0.48)  (0.33)    ---
   Distributions in excess of net realized
     gains......................   ---        ---       (0.31)   (0.04)    ---       ---      ---      ---     ---      ---
                                   -----     ------ --------------------    ----     -----    -----    -----   -----    ----
Total distributions..............  (2.32)     (3.96)     (2.79)   (0.76)    (0.65)    (0.57)   (0.46)    (0.65)    (0.53) ---
                                 --------  ---------------------------------------------------------- -----------------------
Net asset value, end of year.. $  24.14   $  22.16   $  19.68  $ 23.26  $ 21.59   $ 21.28  $ 16.27  $ 17.07 $ 12.65   $ 9.51
                                 ========   ========   ============================ =================================== ======
Total return **..............    19.4%      32.7%      (3.4)%    11.3%     4.5%    34.3%    (2.0)%    40.1%   39.2%    (4.9)%
                                ========= ========= ============================= =============================================
Ratios to average net assets/
supplemental data:
Net assets, end of year (in 000's) $609,405   $533,041 $482,471  $695,013  $625,050  $422,589 $202,971 $113,187 $11,968  $3,532
   Ratio of net investment income to average
     net assets..............      0.12%      0.22%      0.31%   0.22%    0.46%      0.97%    2.67%    2.24%   0.72%   2.94%+
   Ratio of operating expenses to average
     net assets (b).............   1.43%      1.44%      1.36%   1.41%    1.41%      1.45%    1.50%    1.85%   2.30%   2.00%+
Portfolio turnover rate.......     88.2%     140.2%      40.3%   80.7%    45.9%      49.9%    74.7%    47.8%   81.7%    80.0%
Average commission rate (per share
   of security) (c)............   $0.0500      N/A        N/A     N/A      N/A        N/A      N/A      N/A      N/A     N/A

-----------------
*    The Fund commenced operations on April 10, 1987.
**   Total return  represents  aggregate  total return of a hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including  reinvestment  of dividends.  Total return for the period of less than one year is not annualized.
+    Annualized.
(a)  Net  investment  loss before  expenses  reimbursed  by Adviser for the year ended  December 31, 1988 and the period ended December 31, 1987 was $(0.09)
     and $(0.08), respectively.
(b)  Operating expense ratios before expenses reimbursed by Adviser for the year ended  December 31, 1988 and the period ended  December 31, 1987 were 4.38%
     and 6.45%, respectively.
   (c)   Average  commission  rate (per share of security) as required by amended SEC disclosure  requirements  effective for fiscal years beginning after September 1, 1995.


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                                                                18
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The Fund is an open-end,  no-load  diversified,  management  investment  company organized as a Massachusetts Business Trust on October 24, 1986. In seeking its primary objective of capital appreciation, the Fund will emphasize investments in securities of companies with favorable earnings dynamics and prospects for significant price appreciation. Current income, to the extent it may affect potential growth in capital, is a secondary objective. There is no assurance that the Fund will achieve its investment objectives. The Fund has certain investment restrictions which, together with its investment objectives and the percentage restrictions listed below under "Special Investment Methods", may not be changed without shareholder approval. Its other investment policies indicated below may be changed by the Board of Trustees without shareholder approval.

The Fund expects that its assets will be invested primarily in a diversified portfolio of readily marketable common stocks and securities convertible into similar common stocks which are perceived by Gabelli Funds, Inc. (the "Adviser") to be undervalued in relation to prevailing market multiples. Investments are expected to be made largely in companies which are judged to have above-average or expanding market shares, profit margins and returns on equity. When the Fund's investments lose their perceived value relative to other similar or alternative investments, they are sold. When deemed appropriate by the Adviser, the Fund may, without limit, invest temporarily in defensive securities such as investment grade debt securities; obligations of the U.S. Government, its agencies or instrumentalities; or commercial paper rated "A-1" or better by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") or "P-1" or better by Moody's Investors Service, Inc. ("Moody's").

The Fund may also, subject to the diversification requirements of its investment restrictions, invest not more than 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The 35% limitation does not apply to the securities of companies which may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation or reorganization. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment in which case, unless replaced by an equivalent or increased offer or proposal which is consummated, the Fund may sustain a loss. For further information on such
investments,  see "Special    Investment Methods Corporate  Reorganizations    "
in the  Additional  Statement.       Fundamental  security  analysis  is used to
develop earnings forecasts for companies and to identify investment opportunities. Specific sources of information employed include general economic and industry data as provided by the United States Government, various trade associations and other sources and published corporate financial data such as annual reports, 10-Ks and quarterly statements as well as direct interviews with company management. Generally, the investment decision process begins with looking at individual companies and then scrutinizing their prospects in the framework of their industries and the overall economy. Research is directed towards locating pockets of inefficiency in terms of future earnings potential relative to current market valuations.



                           SPECIAL INVESTMENT METHODS

The Fund will not invest, in the aggregate, more than 10% of its net assets in small, unseasoned companies, securities which are restricted for public sale, securities for which market quotations are not readily available, and in repurchase agreements maturing or terminable in more than seven days. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees monitors their liquidity. Information regarding the investment restrictions of the Fund as well as further information on its investment methods and policies of the Fund are set forth in the Additional Statement.

The Fund may purchase and sell securities on a "when, as and if issued basis" under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. For further information, see "Special Investment Methods--When Issued, Delayed Delivery Securities & Forward Commitments" in the Additional
Statement.        Investment  in Small,  Unseasoned  Companies      The Fund may
invest up to 5% of its net assets in small, less well known companies which have operated less than three years (including predecessors). The securities of such
companies may have limited liquidity.      Convertible Securities

Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate during a specified period into common stock of the issuer. The Fund may invest in convertible securities when it appears to the Adviser that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. As with all debt securities, the market value of convertible securities tends to vary inversely to changes in the prevailing interest rates and when the market price of the underlying common stock exceeds the conversion price, to reflect the value of the underlying common stock. Although convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality, they rank senior to common stocks in the capital structure of an issuer and are consequently of higher quality and may entail less risk than its common stock. However, the extent to which such risk is reduced depends largely on the degree to which the convertible security sells above its value as a fixed-income security. For further information, see "Special Investment Methods--Convertible Securities" in
the  Additional  Statement.            The  Fund  will  normally  purchase  only
investment grade, convertible debt securities having a rating of, or equivalent to, an S&P rating of at least "BBB", or, if unrated, are judged by the Adviser to be of comparable quality. However, the Fund reserves the right to invest up to 15% of its assets in lower-rated convertible debt securities if, in the judgment of the Adviser, such purchase does not involve the acceptance of overly significant credit risks and such securities have at least a rating of, or equivalent to, an S&P rating of "B" or, if unrated, are judged by the Adviser to be of equivalent quality. Although lower-rated debt securities generally have higher yields, they are also subject to a greater risk of default and more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. Debt securities having an S&P rating of, or equivalent to, less than "A" may have speculative characteristics. An S&P rating of, or equivalent to, "B" means that the security will likely have some quality and protective features which, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions. A description of corporate debt ratings including convertible securities is contained in
Appendix A to the  Additional  Statement.       Warrants and Rights     The Fund
may invest up to 5% of its total assets in warrants and rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for
inclusion in the Fund's portfolio.      Foreign Securities

The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates (which the Fund will not seek to hedge), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Theremay be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund's performance.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

Loans of Portfolio Securities

To increase income and pay a portion of its expenses, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if
(i) the loan is collateralized in accordance with and otherwise satisfies all applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 25% of the value of the Fund's net assets. In the event that a borrower of portfolio securities defaults on its obligation to return securities to the Fund, the Fund may suffer a loss to the extent that the value of the collateral held by the Fund is less than the value of the loaned securities at the time.

Repurchase Agreements

The Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System. A repurchase agreement is an instrument under which an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, not more than 5% of the Fund's total assets may be so invested.

Borrowing

The Fund may not borrow money except for (i) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose including redemptions may not, in the aggregate, exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets at the time a borrowing is made. The Fund will not make any additional purchases of portfolio securities at any time its borrowing exceeds 5% of its assets. The Fund will not mortgage, pledge or hypothecate any of its assets except that, in connection with the foregoing, not more than 20% of the assets of the Fund may be used as collateral.

Other Investment Companies

The Fund does not invest in the securities of other open-end investment companies, but reserves the right to invest up to 10% of its total assets in the securities of closed-end investment companies including small business investment companies (not more than 5% of its total assets may be invested in more than 3% of the securities of any one investment company). To the extent the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

                             MANAGEMENT OF THE FUND

The Fund's Board of Trustees (who, with its officers, are described in the Additional Statement) has overall responsibility for the management of the Fund. The Trustees decide upon matters of general policy and review the actions of the Adviser and Gabelli & Company, Inc., the Fund's distributor (the "Distributor"). Pursuant to an Amended and Restated Investment Advisory Contract (the "Advisory Contract") with the Fund, the Adviser provides a continuous investment program for the Fund's portfolio; provides all facilities and personnel, including officers, required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The advisory fee paid by the Fund for its fiscal year ended December 31, 1996 was 1.00% of its average net assets and its total expenses for the same period were 1.43% of its average net assets.
         Gabelli Funds, Inc. acts as Adviser to the Fund. The Adviser was formed in 1980 and, as of April 1, 1997, acts as investment adviser to the following
funds with aggregate assets of $4.0 billion.          Net Assets

                                                                4/1/97
                                                            (in millions)
Open-end funds:
Gabelli Asset Fund                                             $1,027
Gabelli Growth Fund                                               615
Gabelli Value Fund Inc.                                           437
Gabelli Small Cap Growth Fund                                     205
Gabelli Equity Income Fund                                        60
Gabelli U.S. Treasury Money Market Fund                           261
Gabelli ABC Fund                                                  23
Gabelli Global Telecommunications Fund                            99
Gabelli Global Convertible Securities Fund                        11
Gabelli Global Interactive Couch Potato(R)Fund                    29
Gabelli Gold Fund, Inc.                                           16
Gabelli Capital Asset Fund                                       52
Gabelli International Growth Fund, Inc.                         18

Closed-end funds:
Gabelli Equity Trust Inc.                                        $1,005
Gabelli Convertible Securities Fund, Inc.                           90
Gabelli Global Multimedia Trust Inc.                                91


The Distributor, which is the principal distributor of the Fund for the sale of its shares, is an indirect majority-owned subsidiary of the Adviser. GAMCO Investors, Inc. ("GAMCO"), a majority-owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, having aggregate assets in excess of $4.9 billion under its management as of April 1, 1997. Teton Advisers LLC, an affiliate of the Adviser, acts as investment adviser to the Westwood Funds and, as of April 1, 1997, had aggregate assets under management in excess of $123 million. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser and the Distributor on the basis of his ownership of stock of the Adviser.
The Adviser's address is the same as the Fund as shown on the cover of this Prospectus.


Howard Frank Ward has been designated by the Adviser as the portfolio manager primarily responsible for the day-to-day management of the Fund. Prior to joining the Adviser, Mr. Ward was a Managing Director and Director of the Quality Growth Equity Management Group of Scudder, Stevens and Clark, Inc., with which he had been associated since 1982 and where he also served as a lead
portfolio manager for several of its registered  investment  companies.       In
addition to the fees of the Adviser and the expenses which it agrees to bear in its Distribution Plan (described below), the Fund is responsible for the payment of all of its other expenses. The Additional Statement contains further information on the Advisory Contract including a more complete description of the advisory and expense arrangements, the exculpatory and brokerage provisions of that Agreement as well as information on the brokerage practices of the Fund.
    The Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, subject to applicable law and procedures adopted by the Trustees, the Adviser may (i) direct Fund portfolio brokerage to the Distributor, a broker-dealer affiliate of the Adviser; (ii) pay commissions to brokers other than the Distributor which are higher than might be charged by another qualified broker to obtain brokerage and research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts of itself and any investment adviser affiliated with it; and
(iii) consider the sales of shares of the Fund by brokers other than the Distributor as a factor in its selection of brokers for Fund portfolio
transactions.        Affiliates  of the Adviser may, in the  ordinary  course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. Although such activities may limit to some extent the ability of the Fund to make such investments, the Adviser does not believe that any such limitations will have a material adverse effect on the ability of the Fund to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO, a subsidiary of the Adviser. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates. The Adviser has entered into a Sub-Administration Agreement with First Data Investor Services Group, Inc., a subsidiary of First Data Corporation (the "Sub-Administrator). Under the Sub-Administration Agreement, the Sub-Administrator provides certain administrative services necessary for the Fund's operations including the preparation and distribution of materials for meetings of the Fund's Board of Trustees, compliance testing of Fund activities and assistance in the preparation of proxy statements, reports to shareholders and other documentation. For such services and related expenses borne by the Sub-Administrator, the Adviser pays the Sub-Administrator a monthly fee based on the aggregate average daily net assets of all Funds under its administration managed by the Adviser as follows: up to $1 billion - 0.10%; $1 billion to $1.5 billion - 0.08%; $1.5 billion to $3 billion - 0.03%; over $3 billion - 0.02%. No additional amount will be paid by the Fund for services by the Sub-Administrator. The Sub-Administrator has its principal office at Exchange Place, Boston, Massachusetts 02109.
                                DISTRIBUTION PLAN

On May 11, 1992, the shareholders of the Fund approved a Distribution Plan which authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Fund's average daily net assets. Payments may be made by the Fund under the Distribution Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Trustees. Such activities typically include advertising; compensation for sales and sales marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. On February 26, 1997, the Trustees of the Fund approved an amendment to the Plan such that payments under the Plan are not solely dependent
on distribution expenses actually incurred by the Distributor.          The Plan
has been implemented by written agreements between the Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plan is regulated by Rule 12b-1 under the Investment Company Act of 1940, which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board of Trustees approve all agreements implementing the Plan and that the Plan may be continued from year to year only if the Board of Trustees concludes at least annually that continuation
of the Plan is likely to benefit shareholders.       To the extent that payments
under the Plan are based on allocation by the Distributor, the Fund may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Any such allocations would be subject to approval by the Fund's non-interested Trustees and would be based on such factors as the net assets of each Fund, the number of shareholders, inquiries and similar pertinent criteria. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. During the fiscal year ended December 31, 1996, the distribution fees paid to the Distributor totaled $1,457,893 or 0.25% of the Fund's average daily net assets.

                               PURCHASE OF SHARES

Shares of the Fund are offered without a sales load as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. Prospectuses, sales material and applications can be obtained from the Distributor. The Fund and the
Distributor  are authorized to reject any purchase  order.           The minimum
initial investment is $1,000 for all accounts. Accounts establishing an Automatic Investment Plan require no initial minimum investment (see "Automatic Investment Plan"). There is no minimum for subsequent investments. Purchase payments accompanied by a purchase order in proper form as described below will be invested in full and fractional shares at the per share net asset value of the Fund next determined after receipt thereof by the Transfer Agent. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent. The Fund may waive or reduce the minimum initial investment for certain
accounts or classes of accounts  from time to time.           Shares of the Fund
may also be purchased through authorized broker-dealers who may charge for their services. No such charge is imposed by the Fund or the Distributor. Such charges may vary among broker-dealers who may impose higher initial or subsequent minimum investment requirements than those established by the Fund. Services provided by such broker-dealers may include holding Fund shares in the name of the broker-dealer for the brokerage accounts of its customers and allowing investor to borrow on the value of their Fund shares by establishing a margin account with the broker-dealer. Shares so held may be redeemed or transferred only by arrangement with the broker-dealer. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

The Fund's net asset value per share is calculated on each day, Monday through Friday, except days on which the New York Stock Exchange ("NYSE") is closed. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday after a holiday falls on a Saturday or Sunday, respectively.

The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time, and is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost. See the Additional Statement for further
information.       Mail     To make an initial  purchase  of shares of the Fund,
send a completed subscription order form with a check for the amount of the investment payable to "The Gabelli Growth Fund" to: The Gabelli Funds, P.O. Box
8308,  Boston,  MA  02266-8308.        Subsequent  purchases  do not  require  a
completed application and can be made by (i) mailing a check to the same address noted above; (ii) bank wire; (iii) personal delivery; or (iv) by telephone as indicated below. The exact name and number of the shareholder's account should be clearly indicated. Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Fund's Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire as described below.
Checks made payable to a third party are not accepted.      Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, the investor should instruct a Federal Reserve System member bank to wire funds to:

                                            State Street Bank and Trust Company
                                         ABA # 011-0000-28 REF DDA # 9904-6187
                                            Attn.:  Shareholder Services
                                            Re:  The Gabelli Growth Fund
                                            A/C#
                                            (Registered Owner)
                                            Account of
                                            SS# / Tax I.D. #
                                         225 Franklin Street, Boston, MA 02110


For initial purchases, an investor should first telephone the Fund at 1-800-GABELLI [422-3554] to obtain a new account number. The investor should then mail a completed subscription order form to the Gabelli Funds at the address shown above for mail purchases. State Street Bank and Trust Company does not charge Fund investors for the receipt of wire transfers but there may be a charge by the investor's bank for transmitting the money by bank wire. If the investor is planning to wire funds, it is suggested that the investor instruct the investor's bank early in the day so the wire transfer can be accomplished the same day.

Personal Delivery

Deliver a check made payable to "The Gabelli Growth Fund" (with a completed subscription order form for an initial purchase) to: The Gabelli Funds, The BFDS Building, 7th Floor, Two Heritage Drive, North Quincy, MA 02171.

Telephone Investment Plan

An investor may purchase additional shares of the Fund by telephone through the Automated Clearing House ("ACH") system as long as the investor's bank is a member of the ACH system and the investor has a completed, approved Investment Plan application on file with the Fund's Transfer Agent. The funding for the investor's purchase will be automatically deducted from the ACH eligible account the investor designates on the application. The investor's investment will normally be credited to his or her mutual fund account on the first business day following his or her telephone request. The investor's request must be received no later than 4:00 p.m., Eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI (422-3554) or 1-800-872-5365. Fund shares purchased through the Investment Plan will not be available for
redemption  for fifteen (15) days  following the purchase  date.       Automatic
Investment Plan

The Fund offers an automatic monthly investment plan through the ACH system, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an automatic investment plan.

Systematic Withdrawal Plan

Any shareholder who owns shares of the Fund with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he or she offers to sell to the Fund at net asset value the number of full and fractional shares which will produce the monthly, quarterly or annual payments specified. Systematic withdrawals deplete the investor's principal and are treated as redemptions, which may be taxable transactions. Investors contemplating
participation in this plan should consult their tax advisers.       Shareholders
wishing to utilize this plan may do so by completing an application which may be obtained by writing or calling the Distributor. No additional charge to the shareholder is made for this service.

Other Investors

No minimum initial investment is required for (i) officers or Trustees of the Fund; (ii) officers, directors or full-time employees of the Adviser, the Distributor or their affiliates, including members of the "immediate family" of such employees. The term "immediate family" refers to spouses, children and grandchildren adopted or natural, parents, grandparents, siblings, a spouse' s siblings, a sibling's spouse and a sibling's children; (iii) retirement plans established for such employees; or (iv) investments made through the Fund's Automatic Investment Plan.

                              REDEMPTION OF SHARES

Upon receipt by the Transfer Agent of a redemption request in proper form, shares of the Fund will be redeemed at their next determined net asset value. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. There is no charge on the redemption of shares regardless of when purchased. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss
for income tax purposes.       By Letter     Redemption  requests may be made by
letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an eligible guarantor institution which includes a domestic bank, a savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange; pursuant to the Fund's Transfer Agent's standards and procedures (signature guarantees by notaries public are not acceptable). Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors,  personal  representatives,  trustees or  custodians  to evidence the
authority of the person or entity making the redemption request.       Telephone
Redemption By Check The Fund accepts telephone requests for redemption of uncertificated shares from shareholders subject to a $25,000 limitation. By calling either 1-800-GABELLI (422-3554) or 1-800-872-5365, an investor may request that a check be mailed to the address of record on the account provided that the address has not changed within thirty (30) days prior to the investor's request. The check will be made payable to the account as registered and mailed within seven (7) days. By Bank Wire The Fund accepts telephone requests for wire redemption in excess of $1,000 but subject to a $25,000 limitation to a predesignated bank either on the subscription order form or in a subsequent written authorization with the signature guaranteed. The Fund accepts signature guaranteed written requests for redemptions by bank wire without limitation. The proceeds are normally wired on the following business day. The investor's bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later
date must be submitted in writing with a signature guarantee.           Requests
for telephone redemption must be received between 9:00 a.m. and 4:00 p.m., Eastern time. If the investor's telephone call is received after this time or on a day when the New York Stock Exchange is not open, the request will be processed the following business day. Shares are redeemed at the net asset value next determined following the investor's request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for fifteen (15) days following the purchase. Shares held in certificate form must be returned to the transfer agent for redeposit prior to the redemption of shares. Telephone redemption is not available for Individual Retirement Accounts. The proceeds of a telephone redemption may be directed to an existing account in another mutual fund advised by Gabelli Funds, Inc. provided the registration of such account is the same. Such a purchase will be made at the respective net asset value plus applicable sales charge, if any. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record and generally will be mailed within seven days after receipt of the request.

Shareholders may also redeem Fund shares through registered broker-dealers holding such shares who have made arrangements with the Fund permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

The Fund may suspend the right of redemption during any period when (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension or
(iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable. The Fund may postpone for more than seven days the date of payment for redemptions during any period the right to redeem has
been  suspended.       If the  Board  of  Trustees  determines  that it would be
detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may, in conformity with applicable rules of the SEC, pay the redemption price in whole or part by a distribution of portfolio securities selected in the discretion of the Board of Trustees at the values used in determining the net asset value of the Fund.

To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days notice, all shares of the Fund in an account (other than an IRA) which has a value below $500 due to prior shareholder redemptions. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

The Fund and its Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund and its Transfer Agent require personal identification information before accepting a telephone redemption. If the Fund or its Transfer Agent fail to use reasonable procedures, the Fund may be liable for losses due to fraudulent instructions.

                                RETIREMENT PLANS

The Fund has available a form of IRA for investment in Fund shares which may be obtained from its Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000. There is no minimum for
additional  investment  in an IRA  account.        Self-employed  investors  may
purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons known as Keogh or H.R. 10 plans. However, the Fund does not currently act as sponsor to such plans. Fund shares may be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments. Under the Internal Revenue Code of 1986, as amended (the "Code"), individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $4,000 annually to the two IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse. Other provisions permit additional IRA contributions which are not tax deductible but the tax on reinvested dividends and distributions is deferred while held in the account. There are also rules on the amount of tax deductible contributions which may be made to other retirement plans. Investors should be aware that they may be subject to penalties or additional tax on contributions to or withdrawals from an IRA or other retirement plans which are not permitted by the applicable provisions of the Code and prior to a withdrawal, shareholders may be required to certify their age and awareness of such restrictions in writing. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.
                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid on the payment date fixed by the Board of Trustees in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such dividend or distribution. An election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

The Fund has qualified and intends to continue to qualify for tax treatment as a "Regulated Investment Company" under the Code in order to be relieved of Federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, the Fund must meet certain relatively complex tests, including the requirement that less than 30% of its gross income must be derived from gains from the sale or other disposition of securities held for less than three months. Because of such requirements,
qualification  in any given year may not be feasible.       Dividends out of net
investment income and distributions of realized short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, all or a portion of such distributions may be eligible for the dividends-received deduction. Dividends of net long-term capital gains, of which shareholders will be notified, are taxable to the recipient as long-term capital gains. Dividends and distributions declared by the Fund may also be subject to state and local taxes. The foregoing summary of Federal income tax consequences is intended for general informational purposes only. Prior to investing in shares of the Fund, prospective shareholders should consult their tax advisers concerning the Federal, state and local tax consequences of such an investment.
                      CALCULATION OF INVESTMENT PERFORMANCE

The investment performance of the Fund quoted in advertising for the sale of its shares will be calculated on a "total return" basis which assumes the reinvestment of all dividends and distributions. Total return is generally quoted as a percentage calculated by combining the income and principal changes of an assumed investment in shares of the Fund during the period specified and dividing by the amount of the assumed initial investment. To illustrate the components of its overall performance, investment performance may be given on a cumulative basis (for periods greater than one year); for consecutive annual periods; for consecutive quarterly or semi-annual periods as well as for the year including such interim periods; or separately for investment income results and capital gain or loss. Such performance quotations will reflect all
recurrent  charges.         In each case, the average annual total return of the
Fund since its inception, for the five-year period and for the twelve-month period through the most recent calendar quarter, will also be given. The average annual total return will be calculated pursuant to a standardized formula to reflect the hypothetical annually compounded rate of return which would have produced the same cumulative total return. Investors should recognize that an average annual return tends to smooth out variations in the Fund's performance level and is therefore not the same as actual year by year results. The Fund's average annual total returns for the 1 year and 5 year periods ended December 31, 1996 and from inception through December 31, 1996 were 19.4%, 12.2% and 16.3%, respectively.
                               GENERAL INFORMATION

Description of Shares, Voting Rights and Liabilities

As a Massachusetts Business Trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies or, upon the written request of the recordholders of 33 1/3% of outstanding shares (10% in the case of removing one or more trustees) for any other purpose. The Fund will facilitate shareholder communications in this regard. Shares of the Fund have equal rights with respect to voting and each share represents an equal proportionate interest in the Fund with each other share. The Fund may issue an unlimited number of full and fractional shares of beneficial interest (par value $.01 per share) and the Trustees may divide or combine the shares into a greater or lesser number of shares without changing the proportionate beneficial interests in the Fund. When issued, shares are fully paid and non-assessable (except as described in the Additional Statement under "General Information") and have no pre-emptive or conversion rights.

The Fund sends semi-annual unaudited and annual audited reports to all its shareholders which include a list of portfolio securities. Unless it is clear that a shareholder holds as nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

Information for Shareholders

All shareholder inquiries regarding administrative procedures should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1435. For assistance, call 1-800-GABELLI (422-3554).

Upon request, Gabelli & Company will provide, without charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

This Prospectus omits certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Additional Statement included in such Registration Statement may be obtained without charge from the Fund or the Distributor.
             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc., located at Two Heritage Drive, North Quincy, MA 02171, an affiliate of State Street, performs the services of Transfer and Dividend Disbursing Agent for the Fund on behalf of State Street. State Street does not assist in and is not responsible for investment decisions involving assets of the Fund.

                             THE GABELLI GROWTH FUND



                                     PART B

                             THE GABELLI GROWTH FUND

                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                             http://www.gabelli.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1997


This Statement of Additional Information ("Additional Statement") is not a prospectus and is only authorized for distribution when preceded or accompanied by The Gabelli Growth Fund's (the "Fund") prospectus dated May 1, 1997, as supplemented from time to time (the "Prospectus"). This Additional Statement contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above. Also, this Additional Statement is available for reference, along with other materials, on the Securities and Exchange Commission ("SEC") Internet web site (http://www.sec.gov).
                                                       TABLE OF CONTENTS


                   Page
                Investment Policies..................................
                Special Investment Methods..........................
                    Convertible Securities..........................
                    Repurchase Agreements..........................
                    Investments in Warrants and Rights............
                    Investments in Small, Unseasoned Companies....
                    Loans of Portfolio Securities.................
                    Corporate Reorganizations.....................
                    When Issued, Delayed Delivery Securities
                      & Forward Commitments.....................
                Investment Restrictions.....................
                Trustees and Officers........................
                Investment Adviser...........................
                Distributor..................................
                Distribution Plan...........................
                Portfolio Transactions and Brokerage........
                Redemption of Shares.......................
                Net Asset Value............................
                Investment Performance Information..
                Counsel and Independent Accountants.........
                General Information.........................
                Financial Statements........................
                Appendix A - Description of Corporate Debt Ratings....

                               INVESTMENT POLICIES

         The Fund expects that, for most periods, its assets will be invested in a diversified portfolio of common stocks judged by Gabelli Funds, Inc. (the
"Adviser") to have favorable value to price characteristics. Under the circumstances described in the Prospectus, the Fund may also invest in U.S. Treasury or other government obligations, investment grade corporate bonds, preferred stocks, convertible securities, foreign securities and/or short term money market instruments.

                           SPECIAL INVESTMENT METHODS

Convertible Securities

         The Fund may  invest  in  convertible  securities  as set  forth in the
Prospectus. Prior to conversion, convertible securities have the same general characteristics as non-convertible securities. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

    In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

         The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of
economic  uncertainty.   Moreover,  adverse  publicity  or  the  perceptions  of
investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Repurchase Agreements

         The Fund may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 10% of its total assets would be so invested.

Investments in Warrants and Rights

         Warrants basically are options to purchase equity securities at a specified price valid for a specified period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Investments in Small, Unseasoned Companies

         The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

Loans of Portfolio Securities

         The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must be cash, a letter of credit from a U.S. bank or U.S. Government securities and must at all times at least equal the value of the loaned securities. The Fund must be subject to determination of the Fund at any time; and the Fund must receive reasonable interest on the loan, any distributions on the securities and any increase in their market value. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the "Code") and permit it to reacquire loaned securities on five days' notice or in time to vote on any important matter.

   Corporate Reorganizations

         The Fund may invest up to 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The 35% limitation does not apply to the securities of companies which may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation or reorganization. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in process. In making such investments, the Fund will not violate any of its diversification requirements or investment restrictions (see below, "Investment Restrictions") including the requirement that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses as well as make it more difficult for the Fund to meet the tests for favorable tax treatment as a "Registered Investment Company" specified by the Code (see the Prospectus, "Dividends, Distributions and Taxes"). The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as monitor the effect of such investments on the tax qualification tests of the Code.

When Issued, Delayed Delivery Securities & Forward Commitments

         The Fund is authorized to buy and sell when issued securities as an additional investment strategy in furtherance of its investment objectives.

         In utilizing this strategy, the Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate cash or liquid high-grade debt securities with its custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions which may not be changed without the approval of the Fund's shareholders. Under such restrictions, the Fund may not:

                      (1) Purchase the securities of any one issuer,  other than the United States Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

(2) Invest more than 25% of the value of its total assets in any particular industry;

                      (3) Purchase  securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;

(4) Make loans of its assets except pursuant to the conditions set forth in the Prospectus or for the purchase of debt securities;

(5) Borrow money except subject to the restrictions set forth in the Prospectus under "Borrowing";

                      (6) Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in paragraph 5 above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral:

                      (7) Invest  more than 5% of its total  assets in more than
                  3% of the securities of another investment company or invest more than 10% of its total assets in the securities of other investment companies, nor make any such investments other than through purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase;

                      (8)  Act as an underwriter of securities of other issuers;

                      (9) Invest,  in the aggregate,  more than 10% of the value of its total assets in securities for which market quotations are not readily available, securities which are restricted for public sale, or in repurchase agreements maturing or terminable in more than seven days;

                      (10) Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

(11) Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

           (12)  Purchase or acquire commodities or commodity contracts;

(13) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

(14) Participate on a joint, or a joint and several, basis in any securities trading account; or

(15) Invest in companies for the purpose of exercising control.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Fund, and their principal occupations for the past five years, are listed below. Unless otherwise specified, the address of each such person is One Corporate Center, Rye, New
York 10580-1434. Trustees deemed to be "interested persons" of the Fund for purposes of the Act are indicated by an asterisk.


Name, Address, Age and Position(s) with Fund         Principal Occupations During Past Five Years

Mario J. Gabelli,* 54                                Chairman of the Board, Chief Executive Officer and
Trustee                                              Chief Investment  Officer of Gabelli Funds, Inc. and of GAMCO Investors,  Inc.;
                                                     Chairman  of the  Board,  President  and Chief  Investment  Officer  of Gabelli
                                                     Capital  Series Fund,  Inc.,  The Gabelli Equity Trust Inc., The Gabelli Global
                                                     Multimedia  Trust Inc., and The Gabelli Value Fund, Inc.;  President,  Director
                                                     and Chief  Investment  Officer of Gabelli  Global Series Funds,  Inc.,  Gabelli
                                                     Investor  Funds,  Inc.,  Gabelli  Equity  Series  Funds,  Inc.  and The Gabelli
                                                     Convertible   Securities  Fund,  Inc.;  Trustee  of  The  Gabelli  Asset  Fund;
                                                     President and Trustee of The Gabelli  Money Market  Funds;  Director of Gabelli
                                                     Gold Fund, Inc.,  Gabelli  International  Growth Fund, Inc. and The Treasurer's
                                                     Fund, Inc.;  and Chairman and Chief Executive Officer of Lynch Corporation.

Felix J. Christiana, 72                              Formerly Senior Vice President of Dry Dock Savings
Trustee                                              Bank in White  Plains,  New
                                                     York;  Director  of Gabelli
                                                     Global Series Funds,  Inc.,
                                                     The  Gabelli  Equity  Trust
                                                     Inc.,  The  Gabelli  Global
                                                     Multimedia  Trust Inc., The
                                                     Gabelli         Convertible
                                                     Securities    Fund,   Inc.,
                                                     Gabelli    Equity    Series
                                                     Funds,  Inc.,  The  Gabelli
                                                     Value  Fund  Inc.  and  The
                                                     Treasurer's Fund, Inc.; and
                                                     Trustee   of  The   Gabelli
                                                     Asset Fund.

Anthony J. Colavita, 62                              President and Attorney at Law in the law firm of
Trustee                                              Anthony J. Colavita,  P.C.;
                                                     Director of Gabelli  Equity
                                                     Series Funds, Inc., Gabelli
                                                     Global          Convertible
                                                     Securities    Fund,   Inc.;
                                                     Gabelli   Investor   Funds,
                                                     Inc.,      The      Gabelli
                                                     Convertible      Securities
                                                     Fund,   Inc.,  The  Gabelli
                                                     Value  Fund  Inc.,  Gabelli
                                                     Gold  Fund,  Inc.,  Gabelli
                                                     Capital Series Funds, Inc.,
                                                     and the  Treasurer's  Fund,
                                                     Inc.;  and  Trustee  of The
                                                     Gabelli  Asset  Fund,   The
                                                     Gabelli  Money Market Funds
                                                     and the Westwood Funds.





Name, Address, Age and Position(s) with Fund         Principal Occupations During Past Five Years

James P. Conn, 59                                    Managing Director/Chief Investment Officer of Financial
Trustee                                              Security Assurance Holdings
                                                     Ltd.  since 1992;  Director
                                                     of  Santa  Anita  Operating
                                                     Company     since     1995;
                                                     Director   of    California
                                                     Jockey   Club  since  1983;
                                                     President     and     Chief
                                                     Executive  Officer  of  Bay
                                                     Meadows  Operating  Company
                                                     from  1988  through   1992;
                                                     Director   of  The  Gabelli
                                                     Equity  Trust Inc.  and The
                                                     Gabelli  Global  Multimedia
                                                     Trust Inc.;  and Trustee of
                                                     The Gabelli Asset Fund, The
                                                     Gabelli Growth Fund and the
                                                     Westwood Funds.

Karl Otto Pohl,* +67                                 Managing Partner of Sal. Oppenheim jr. & Cie.
Trustee                                              (private  investment  bank);  Board  Member  of IBM World  Trade  Europe/Middle
                                                     East/Africa   Corp.,    Bertelsman   AG,   Zurich    Versicherungs-Gesellschaft
                                                     (insurance);  the International Advisory Board of General Electric Company; the
                                                     International  Advisory Board of JP Morgan & Co.;  Supervisory  Board Member of
                                                     Royal Dutch ROBECo/o Group (petroleum  company);  Advisory Director of Unilever
                                                     N.V.  and  Unilever  Deutschland;  Director or Trustee of all Funds  advised by
                                                     Gabelli Funds, Inc.; and Director of The Treasurer's Fund, Inc.

Anthony R. Pustorino, CPA, 71                        Certified Public Accountant; Professor of Accounting,
Trustee                                              Pace University;  Director of The Gabelli Equity Trust Inc., The Gabelli Global
                                                     Multimedia Trust Inc., The Gabelli  Convertible  Securities Fund, Inc., Gabelli
                                                     Equity Series Funds,  Inc., The Gabelli Value Fund Inc., Gabelli Capital Series
                                                     Funds,  Inc. and The  Treasurer's  Fund,  Inc. and Trustee of The Gabelli Asset
                                                     Fund.

Anthony Torna,* 70                                   Registered Representative with Herzog, Heine &
Trustee                                              Geduld, Inc.

Anthonie C. van Ekris, 63                            Managing Director of Balmac International; Director of
Trustee                                              Stahel     Hardmeyer    AG;
                                                     Trustee   of  The   Gabelli
                                                     Asset Fund and The  Gabelli
                                                     Money  Market  Funds;   and
                                                     Director   of  The  Gabelli
                                                     Convertible      Securities
                                                     Fund, Inc.,  Gabelli Equity
                                                     Series  Funds,   Inc.,  The
                                                     Gabelli  Global Series Fund
                                                     Inc.,  Gabelli  Gold  Fund,
                                                     Inc.,    Gabelli    Capital
                                                     Series Funds, Inc., Gabelli
                                                     International  Growth Fund,
                                                     Inc.  and  The  Treasurer's
                                                     Fund, Inc.





Name, Address, Age and Position(s) with Fund         Principal Occupations During Past Five Years

Bruce N. Alpert, 45                                  Vice President and Chief Operating Officer of the
President and Treasurer                              investment  advisory  division of the Adviser;  Vice President and Treasurer of
                                                     The Gabelli  Equity Trust Inc.,  The Gabelli  Global  Multimedia  Trust,  Inc.,
                                                     Gabelli Equity Series Funds, Inc., Gabelli  Convertible  Securities Fund, Inc.,
                                                     Gabelli  International  Growth Fund, Inc., The Gabelli Value Fund Inc., Gabelli
                                                     Global  Series  Funds,  Inc.,  Gabelli  Capital  Series  Funds,  Inc.,  Gabelli
                                                     Investor  Funds,  Inc.  and The  Gabelli  Money  Market  Funds;  President  and
                                                     Treasurer of The Gabelli Asset Fund; Vice President of the Westwood Funds;  and
                                                     Manager of Teton Advisers LLC.

James E. McKee, 33                                   Vice President and General Counsel of GAMCO
Secretary                                            Investors,  Inc.  since 1993 and of Gabelli  Funds,  Inc.  since  August  1995;
                                                     Secretary of all Funds advised by Gabelli  Funds,  Inc. and Teton  Advisers LLC since August 1995;  Branch  Chief with the SEC in New York  (1992-1993);  Staff attorney with the SEC in New York (1989-1992).



+ Mr. Pohl  receives  fees from the Adviser but has no obligation to provide any services to the Adviser. Although this relationship does not appear to require designation of Mr. Pohl as an interested  person, the Fund is currently making
  such   designation  in  order  to  avoid  the  possibility   that  Mr.  Pohl's
  independence would be questioned.


    Remuneration. No director, officer or employee of Gabelli & Company, Inc. or the Adviser or of any affiliate of Gabelli & Company, Inc. or the Adviser receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer or employee of the Adviser or any of their affiliates, $6,000 per annum plus $500 per meeting attended and reimburses each Trustee for related travel and out-of-pocket expenses. The Fund also pays each Trustee serving as a member of the Audit, Proxy or Nominating Committees a fee of $500 per committee meeting, if held on a day other than a regularly scheduled board meeting and the Chairman of each committee receives $1,000 per annum. For the fiscal year ended December 31, 1996, such fees totaled $78,643.



                               COMPENSATION TABLE

        (1)                                     (2)                                    (3)
  Name of Person,                     Aggregate Compensation                   Total Compensation
     Position                           from Registrant for                 from Registrant and Fund
                                            Fiscal Year                     Complex Paid to Trustees
                                                                               for Calendar Year *

Mario J. Gabelli                                $ 0                              $ 0
Trustee
Anthony J. Colavita                          $9,000                          $70,000    (12)
Trustee
Felix J. Christiana                          $9,000                          $74,000    (9)
Trustee
James P. Conn                                $8,000                          $36,500    (4)
Trustee
Anthony R. Pustorino                        $11,000                          $84,500    (9)
Trustee
Karl Otto Pohl                               $7,000                          $77,760    (14)
Trustee
Dugald A. Fletcher**                         $8,000                          $19,000    (2)
Trustee
Anthony Torna                                $8,000                           $8,000    (1)
Trustee
Anthonie C. van Ekris                        $8,000                          $49,000    (10)
Trustee
Salvatore J. Zizza**                         $8,000                          $42,500    (5)
Trustee
--------------------
 The total  compensation  paid to such persons  during the  calendar  year ending December 31, 1996 by investment  companies (including the Fund) from which  such  person  receives  compensation  that are part of the same Fund complex as the Fund,  because  they have  common or  affiliated  investment
     advisers.   The  number  in  parentheses  represents  the  number  of  such investment companies.

**   Dugald A.  Fletcher  and  Salvatore  J.  Zizza  resigned  as  Directors  of the Fund on  March 11,  1997 and  March  19,  1997,
     respectively.  Messrs. Fletcher and Zizza are expected, however, to continue as advisors to the Trustees and the Fund.



         On April 1, 1997, as a group, the officers and Trustees of the Fund owned beneficially, directly or indirectly, less than 1% of its outstanding voting shares.

     Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of April 1, 1997:

Name and Address                  % of Class           Nature of Ownership
Charles Schwab & Co. Inc.          8.72%                  Record (a)
101 Montgomery Street
San Francisco, CA 94104-4122
---------------

(a) Charles Schwab & Co. disclaims beneficial ownership and no one underlying shareholder owns beneficially more than 5% of the shares of the Fund.

                               INVESTMENT ADVISER

    The Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1434. The Adviser also serves as Adviser to The Gabelli Asset Fund, The Gabelli Value Fund Inc., The Gabelli Small Cap Growth Fund, The Gabelli Convertible Securities Fund, Inc., The Gabelli ABC Fund, The Gabelli Global Telecommunications Fund, The Gabelli Global Convertible Securities Fund, The Gabelli Global Interactive Couch Potato(R) Fund, The Gabelli U.S. Treasury Money Market Fund, The Gabelli Equity Income Fund, Gabelli Gold Fund, Inc., Gabelli Capital Asset Fund and Gabelli International Growth Fund, Inc., open-end investment companies, and The Gabelli Equity Trust Inc., The Gabelli Convertible Securities Fund, Inc., and The Gabelli Global Multimedia Trust Inc., closed-end investment companies. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.
    Pursuant to an Amended and Restated Investment Advisory Contact, which was approved by shareholders of the Fund at a meeting held on May 11, 1992 (the "Contract"), the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the
general  supervision  of the Board of Trustees  of the Fund.           Under the
Contract, the Adviser also (i) provides the Fund with services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Fund's registration statement, Prospectus and Additional Statement, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) calculates the net asset value of shares in the Fund; (vi) prepares, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board of Trustees and minutes of such meetings in all matters required by the Act to be acted upon by the Board.
         Pursuant to a contract with the Adviser, First Data Investor Services Group, Inc. (the "Sub-Administrator"), a subsidiary of First Data Corporation (which is located at Exchange Place, Boston, Massachusetts 02109), administers on behalf of the Adviser the operations of the Fund which do not concern the investment advisory and portfolio management services of the Adviser. For such services and the related expenses borne by the Sub-Administrator the Adviser pays it an annual fee based on the aggregate average daily net assets of the Funds under its administration advised by the Adviser as follows: up to $1 billion--0.10%; $1 billion to $1.5 billion--0.08%; $1.5 billion to $3 billion--0.03%; over $3 billion--0.02%. The Sub-Administrator's fee is paid by the Adviser and will result in no additional expense to the Fund.
         The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."
             By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board of Trustees or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Trustees who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its
"assignment"  as defined by the 1940 Act.           For the fiscal  years  ended
December 31, 1994, December 31, 1995 and December 31, 1996, the Adviser received advisory fees of $5,651,929, $4,985,525, and $5,831,475, respectively.

                                   DISTRIBUTOR

         To implement the Fund's 12b-1 Plan, the Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect subsidiary of the Adviser, having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

                                  DISTRIBUTION PLAN

         On February 26, 1997, the Fund adopted a Second Amended and Restated Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act.
Under its terms, the Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund ("Independent Trustees"). The Plan may not be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under the Plan, the Distributor will provide the Trustees periodic reports of amounts expended under the Plan and the purpose for which expenditures were made.

    No interested person of the Fund or any Independent Trustee of the Fund had a direct or indirect financial interest in the operation of the Plan or related agreements.

         During the fiscal year ended December 31, 1996, the Fund reimbursed th e Distributor for distribution expenses under the Plan in the amount of $1,457,893. Pursuant to the Plan, the Distributor incurred the following expenses: $707,800 was spent on advertising, $190,200 on printing, postage and stationary, $142,293 on overhead support expenses and $417,600 on salaries of personnel of the Distributor.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a brokerage firm and a commission is paid wherever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities may usually include undisclosed commissions or
markups.             When  consistent  with  the  objective  of  obtaining  best execution, Fund brokerage may be directed to brokers or dealers which furnish brokerage or research services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. The commissions charged by a broker furnishing such brokerage or research services may be greater than that which another qualified broker might charge if the Adviser determines, in good faith, that the amount of such greater commission is reasonable in relation to the value of the additional brokerage or research services provided by the executing broker, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or its advisory affiliates to the accounts over which they exercise investment discretion. Since it is not feasible to do so, the Adviser need not attempt to place a specific dollar value on such services or the portion of the commission which reflects the amount paid for such services but must be prepared to demonstrate a good faith basis for its determinations.
         Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

     Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $847,967 on portfolio transactions in the principal amounts of $922,256,564 during 1996. The average
commission on these transactions was $0.0500 per share.          The Adviser may
also place orders for the purchase or sale of portfolio securities with Gabelli & Company, Inc. ("Gabelli"), a broker-dealer member of the National Association of Securities Dealers which is an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that of other qualified brokers. As required by Rule 17e-1 under the 1940 Act, the Board of Trustees of the Fund has adopted "Procedures" which provide that commissions paid to Gabelli on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price and contains a schedule setting forth maximum commission charges for such transactions designed to reflect that standard. Rule 17e-1 and the Procedures contain requirements that the Board, including its "independent Trustees", conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such
reviews.          To obtain the best execution of portfolio  transactions on the
New York Stock Exchange ("NYSE"), Gabelli controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearance charges to Gabelli. Pursuant to an agreement with the Fund, Gabelli pays all charges incurred for such services and reports at least quarterly to the Board the amount of such expenses and commissions. The net compensation realized by Gabelli for its brokerage services is subject to the approval of the Board and the Independent Trustees of the Fund who must approve the continuance of the arrangement at least annually.
Commissions paid the Fund pursuant to the arrangement may not exceed the commission level specified by the Procedures described above. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct order
access rules  similar to those of the NYSE.           The  following  table sets
forth certain information regarding the Fund's payment of brokerage commissions, including commissions paid to Gabelli & Company and Keeley Investment Corp. ("Keeley"). A significant shareholder of Keeley is a director of a company that
is an affiliate of the Adviser.          Fiscal Year EndedCommissions

                                                                                    December 31,      Paid

Total Brokerage Commissions.............................................................       1994        $728,490
                                                                                               1995      $1,559,985
                                                                                               1996        $847,967

Commissions paid to Gabelli & Company...................................................       1994         $39,134
                                                                                               1995         $82,790
                                                                                               1996         $22,360

Commissions paid to Keeley Investment Corp..............................................       1994         $13,385
                                                                                               1995              $0
                                                                                               1996              $0

% of Total Brokerage Commissions paid to Gabelli & Company..............................       1996            2.6%

% of Total Brokerage Commissions paid to Keeley Investment Corp.........................       1996              0%

% of Total Transactions involving Commissions paid to...................................       1996            2.2%
Gabelli & Company

% of Total Transactions involving Commissions paid to...................................       1996              0%
Keeley Investment Corp.


   ......The  Fund's portfolio turnover rate for the fiscal years ended December
31, 1995 and December 31, 1996, was 140.2% and 88.2%, respectively. The higher portfolio turnover rate during the fiscal year ended December 31, 1995 was due to restructuring of the portfolio by a new portfolio manager.
                              REDEMPTION OF SHARES

 .........Payment of the redemption  price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees of the Fund and taken at their value used in determining the Fund's net asset value per share as described under "Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the SEC pursuant to which the Fund will only
     effect  a  redemption  in  portfolio   securities   where  the   particular
     shareholder of record is redeeming more than $250,000 or 1.00% of the Fund's total net assets, whichever is less, during any 90 day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 before a redemption wholly or partly in portfolio securities would be made.

 .........Cancellation of purchase orders for Fund shares (as, for example,  when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. In the event shares held in the account of such shareholder are not sufficient to cover such loss, the Distributor will promptly reimburse the Fund for the amount of such unrecovered loss.

                                 NET ASSET VALUE

 .........For  purposes  of  determining  the Fund's  net asset  value per share, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner.

        ......Readily  marketable  securities  traded  in  the  over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value.

        ......Portfolio  securities traded on more than one national  securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the NYSE.

     .........United  States  Government  obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees designed to reflect in good faith the fair value of such securities.

                       INVESTMENT PERFORMANCE INFORMATION

     .........The  investment  performance  of the Fund quoted in advertising or sales literature for the sale of its shares will be calculated on a total return basis which assumes the reinvestment of all dividends and distributions. Total return is computed by comparing the value of an assumed investment in Fund shares at the offering price in effect at the beginning of the period shown with the redemption price of the same investment at the end of the period (including share(s) accrued thereon by the reinvestment of dividends and distributions).
          Performance quotations given as a percentage will be derived by dividing the amount of such total return by the amount of the assumed investment. When the period shown is greater than one year, the result is referred to as cumulative performance or cumulative total return.

   ......Performance  quotations  will  ordinarily be accompanied by the average annual total return of the Fund since inception as well as the total return for the past five years and for the twelve months through the end of the most recent calendar quarter. Quotations of average annual total return for periods greater than one year will be the compounded annual rate of return which equates to the result of the previously described calculation of cumulative total return. Computed in the manner described, the total return of the Fund has been:

        Period/Year Ended                               Total Return
        -----------------                           ----------------
           12/31/87    *                              (4.9)%
           12/31/88                                     39.2%
           12/31/89                                     40.1%
           12/31/90                                     (2.0)%
           12/31/91                                     34.3%
           12/31/92                                      4.5%
           12/31/93                                     11.3%
           12/31/94                                     (3.4)%
           12/31/95                                     32.7%
           12/31/96                                     19.4%


* From inception on 4/10/87

The Fund's average annual total return figures are as follows:

     19.4%for the one year fiscal  period from January 1, 1996 through  December
          31, 1996

     12.2%for the five year period from  January 1, 1992  through  December  31,
          1996

     16.3%for the period from the Fund's inception on April 10, 1987 through December 31, 1996

The formula for computing the foregoing annual rate of total return is:

                                  P(1+T)n = ERV

P     =  Investment at the beginning of the period.
T     =  Compounded annual rate of total return.
n     =  Number of years.
ERV = Redemption value of the same investment at the end of the period assuming the reinvestment of all dividends and distributions.

Investors are cautioned that past results are not necessarily representative of future results; that investment returns and principal value will fluctuate; that investment performance is primarily a function of portfolio management (which is affected by the economic and market environment as well as the volatility of portfolio investments) and operating expenses; and that performance information, such as that described above, may not provide a valid basis of comparison with other investments and investment companies using a different method of computing performance data.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022, is counsel to the Fund.

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants, have been selected to audit, and express their opinion on, the Fund's annual financial statements.

                               GENERAL INFORMATION

    The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of this office. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for a trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations since the Declaration of Trust provides for indemnification and reimbursement of expenses out of the property of the Fund to any shareholder held personally liable for any obligation of the Fund and also provides that the Fund shall, if requested, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment recovered thereon.

         The Fund reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Trustees, principal underwriters and accountants and on any proposed material amendment to the Fund's Declaration of Trust. Upon liquidation of the Fund, shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.

     Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote upon the written request of the shareholders of 331/3% of its shares (10% in the case of removal of a Trustee). In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense, the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. Shareholders have no preemptive or conversion rights. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund intends to continue indefinitely.

                              FINANCIAL STATEMENTS

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                       MARKET
  SHARES                                 COST           VALUE
----------                           -------------  -------------
             COMMON STOCKS -- 100.0%
             ADVERTISING -- 1.0%
   132,700   Interpublic Group of
               Companies............ $   4,706,539  $   6,303,250
                                     -------------  -------------
             AEROSPACE -- 9.6%
   150,600   Allied-Signal Inc......     7,541,935     10,090,200
    78,000   Boeing Co..............     5,445,376      8,297,250
   113,000   Honeywell, Inc.........     5,483,300      7,429,750
   100,400   Lockheed Martin
               Corp.................     8,510,444      9,186,600
   196,200   Sundstrand Corp........     6,812,261      8,338,500
    62,000   Textron Inc............     4,973,137      5,843,500
   138,000   United Technologies....     6,454,263      9,108,000
                                     -------------  -------------
                                        45,220,716     58,293,800
                                     -------------  -------------
             BROADCASTING -- 0.9%
   157,000   Infinity Broadcasting
               Corp., Class A+......     3,428,475      5,335,841
                                     -------------  -------------
             BUILDING AND CONSTRUCTION -- 1.2%
   112,000   Fluor Corporation......     5,675,022      7,028,000
                                     -------------  -------------
             BUSINESS SERVICES -- 9.2%
   188,000   Automatic Data
               Processing, Inc......     6,145,262      8,060,500
   153,500   Ceridian
               Corporation +........     5,945,828      6,216,750
    98,000   Computer Sciences
               Corp. +..............     7,107,307      8,048,250
   142,000   Electronic Data Systems
               Corp.................     6,202,225      6,141,500
   524,800   First Data
               Corporation..........    14,758,099     19,155,200
    40,000   Reuters Holdings plc,
               Class B, ADR.........     1,742,178      3,060,000
   174,000   Sysco Corporation......     5,148,726      5,676,750
                                     -------------  -------------
                                        47,049,625     56,358,950
                                     -------------  -------------
             CONGLOMERATES -- 4.5%
   182,000   General Electric
               Company..............    12,222,905     17,995,250
   172,000   General Motors
               Corporation, Class
               H....................     7,419,389      9,675,000
                                     -------------  -------------
                                        19,642,294     27,670,250
                                     -------------  -------------
             CONSUMER PRODUCTS -- 16.6%
   110,000   Coca-Cola Company......     2,134,737      5,788,750
   119,000   ConAgra, Inc...........     5,287,083      5,920,250
   100,000   Duracell International
               Inc..................     4,120,676      6,987,500
   102,000   General Mills, Inc.....     5,585,188      6,464,250
   202,000   Gillette Company.......     6,925,091     15,705,500
    60,000   Kimberly-Clark
               Corporation..........     4,774,512      5,715,000
   333,700   Nabisco Holdings Corp.,
               Class A..............     9,696,885     12,972,587

                                                       MARKET
  SHARES                                 COST           VALUE
----------                           -------------  -------------
     4,000   Nestle Corporation,
               ADR.................. $     217,750  $     213,750
   337,000   PepsiCo, Inc...........     7,007,438      9,857,250
   133,000   Philip Morris Companies
               Inc..................    10,514,755     15,095,500
    80,000   Procter & Gamble
               Company..............     4,837,651      8,600,000
    57,000   Ralston Purina Group...     2,684,118      4,182,375
    20,000   Unilever N.V., ADR.....     3,412,750      3,505,000
                                     -------------  -------------
                                        67,198,634    101,007,712
                                     -------------  -------------
             DIVERSIFIED INDUSTRIAL -- 3.1%
    78,000   Emerson Electric
               Company..............     7,706,663      7,546,500
    79,000   Illinois Tool Works,
               Inc..................     1,905,805      6,310,125
    61,000   Minnesota Mining and
               Manufacturing
               Company..............     4,734,425      5,055,375
                                     -------------  -------------
                                        14,346,893     18,912,000
                                     -------------  -------------
             ENTERTAINMENT -- 2.4%
    18,000   Viacom Inc., Class
               A +..................       607,725        621,000
   107,000   Viacom Inc., Class
               B +..................     4,747,665      3,731,625
   146,000   Walt Disney Company....     7,617,440     10,165,250
                                     -------------  -------------
                                        12,972,830     14,517,875
                                     -------------  -------------
             FINANCIAL SERVICES -- 22.3%
   113,000   American Express
               Company..............     3,246,840      6,384,500
    83,000   American International
               Group, Inc...........     5,588,328      8,984,750
    61,000   Associates First
               Capital Corporation..     2,079,677      2,691,625
    71,000   Bancorp Hawaii Inc.....     2,584,820      2,982,000
    99,000   BankAmerica Corp.......     5,402,735      9,875,250
   232,000   Barnett Banks Inc......     5,365,851      9,541,000
   120,000   Citicorp...............     7,157,356     12,360,000
    58,000   General Re
               Corporation..........     7,981,725      9,149,500
   270,000   Mellon Bank
               Corporation..........    12,565,645     19,170,000
   146,000   Norwest Corporation....     3,254,656      6,351,000
   240,400   State Street Boston
               Corporation..........     8,077,615     15,505,800
    45,000   Swiss Reinsurance
               Company, Sponsored
               ADR..................     2,447,500      2,362,500
   224,000   T. Rowe Price
               Associates Inc.......     5,744,497      9,744,000
    77,499   Wells Fargo &
               Company..............    19,024,667     20,905,355
                                     -------------  -------------
                                        90,521,912    136,007,280
                                     -------------  -------------
             HEALTH CARE -- 9.8%
   151,000   Abbott Laboratories....     6,392,500      7,663,250
    81,000   Amgen Inc. +...........     1,471,631      4,404,375
   102,000   Chirex Inc. +..........     1,326,000      1,224,000

                       See Notes to Financial Statements.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                       MARKET
  SHARES                                 COST           VALUE
----------                           -------------  -------------
             COMMON STOCKS (CONTINUED)

             HEALTH CARE (CONTINUED)
   132,000   Johnson & Johnson...... $   2,553,423  $   6,567,000
    76,000   Lilly (Eli) & Co.......     2,681,926      5,548,000
   183,000   Merck & Co., Inc.......     9,486,031     14,502,750
    66,000   Pfizer Inc.............     3,377,038      5,469,750
    88,000   Schering-Plough
               Corporation..........     3,196,641      5,698,000
   115,000   Warner-Lambert
               Company..............     6,653,251      8,625,000
                                     -------------  -------------
                                        37,138,441     59,702,125
                                     -------------  -------------
             PUBLISHING -- 2.1%
    75,000   Gannett Inc............     5,053,753      5,615,625
    94,000   Tribune Co.............     5,925,363      7,414,250
                                     -------------  -------------
                                        10,979,116     13,029,875
                                     -------------  -------------
             RESTAURANTS -- 0.8%
   114,000   McDonald's
               Corporation..........     3,651,763      5,158,500
                                     -------------  -------------
             RETAIL -- 4.8%
   383,906   Home Depot, Inc........    17,116,163     19,243,297
   170,000   Mattel, Inc............     3,290,577      4,717,500
   128,000   Walgreen Co............     2,478,937      5,120,000
                                     -------------  -------------
                                        22,885,677     29,080,797
                                     -------------  -------------
             TECHNOLOGY -- 11.2%
   130,000   Computer Associates
               International,
               Inc..................     4,386,039      6,467,500
   138,000   Hewlett-Packard Co.....     5,290,042      6,934,500
   136,000   Intel Corporation......    13,475,924     17,807,500
    95,500   International Business
               Machines
               Corporation..........    11,027,723     14,420,500
    76,000   Microsoft
               Corporation +........     4,611,234      6,279,500

                                                       MARKET
  SHARES                                 COST           VALUE
----------                           -------------  -------------
    49,500   Molex Incorporated..... $   1,001,581  $   1,936,688
   245,062   Molex Incorporated,
               Class A..............     6,497,944      8,730,335
   210,000   Sun Microsystems
               Inc. +...............     3,297,565      5,394,375
                                     -------------  -------------
                                        49,588,052     67,970,898
                                     -------------  -------------
             TELECOMMUNICATIONS -- 0.5%
    25,000   Globalstar
             Telecommunications +...       500,000      1,575,000
    80,000   Loral Space &
               Communications
               Ltd. +...............       940,000      1,470,000
                                     -------------  -------------
                                         1,440,000      3,045,000
                                     -------------  -------------
TOTAL COMMON STOCKS.................   436,445,989    609,422,153
                                     -------------  -------------

 PRINCIPAL
  AMOUNT
-----------
               U.S. TREASURY BILLS -- 3.3%
$20,024,000    4.914% to
                 4.924%++ due
                 02/13/1997 -
                 02/20/1997....         19,907,623      19,907,623
                                      ------------    ------------
TOTAL INVESTMENTS.......... 103.3%    $456,353,612(a)  629,329,776
                                      ============
OTHER ASSETS AND
  LIABILITIES (NET)........  (3.3)                     (19,924,768)
                            -----                     ------------
NET ASSETS................. 100.0%                    $609,405,008
                            =====                     ============

---------------

(a) Aggregate cost for Federal tax purposes was $457,042,355. Net unrealized appreciation for Federal tax purposes was $172,287,421 (gross unrealized appreciation was $173,715,349 and gross unrealized depreciation was $1,427,928).
 +  Non-income producing security
++  Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

                            THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
-------------------------------------------------------

ASSETS:
  Investments, at value (Cost
    $456,353,612).......................    $ 629,329,776
  Cash..................................          816,498
  Dividends receivable..................          800,574
  Receivable for Fund shares sold.......          552,927
                                            -------------
    Total Assets........................      631,499,775
                                            -------------
LIABILITIES:
  Payable for Fund shares redeemed......       16,563,856
  Dividend payable......................        2,473,376
  Payable for investments purchased.....        2,290,225
  Payable for investment advisory fee...          534,093
  Payable for distribution fees.........          230,600
  Accrued expenses and other payables...            2,617
                                            -------------
    Total Liabilities...................       22,094,767
                                            -------------
    Net assets applicable to 25,249,834
      shares of beneficial interest
      outstanding.......................    $ 609,405,008
                                            =============
NET ASSETS CONSIST OF:
  Shares of beneficial interest at par
    value...............................    $     252,498
  Additional paid-in capital............      436,336,210
  Distributions in excess of net
    realized gain on investments........         (206,977)
  Undistributed net investment income...           47,113
  Net unrealized appreciation of
    investments.........................      172,976,164
                                            -------------
    Total Net Assets....................    $ 609,405,008
                                            =============
  Net Asset Value, offering and
    redemption price per share
    ($609,405,008 / 25,249,834 shares
    outstanding; unlimited number of
    shares authorized of $0.01 par
    value)..............................           $24.14
                                                   ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------

INVESTMENT INCOME:
  Dividend income.......................    $   8,449,263
  Interest income.......................          568,231
                                            -------------
    Total Investment Income.............        9,017,494
                                            -------------
EXPENSES:
  Investment advisory fee...............        5,831,475
  Distribution fees.....................        1,457,893
  Shareholder services fees.............          602,272
  Trustees' fees........................           78,643
  Legal and audit fees..................           40,300
  Other.................................          327,000
                                            -------------
    Total Expenses......................        8,337,583
                                            -------------
NET INVESTMENT INCOME...................          679,911
                                            -------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments
    sold................................       53,997,190
                                            -------------
  Net unrealized appreciation of
    investments:
    Beginning of year...................      123,489,913
    End of year.........................      172,976,164
                                            -------------
      Change in net unrealized
        appreciation of investments.....       49,486,251
                                            -------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS...........................      103,483,441
                                            -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................    $ 104,163,352
                                            =============

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------

                                                                                                   YEAR             YEAR
                                                                                                  ENDED            ENDED
                                                                                                 12/31/96         12/31/95
                                                                                               ------------     ------------
Net investment income........................................................................  $    679,911     $  1,117,828
Net realized gain on investments.............................................................    53,997,190       80,758,385
Net change in unrealized appreciation of investments.........................................    49,486,251       58,094,733
                                                                                               ------------     ------------
Net increase in net assets resulting from operations.........................................   104,163,352      139,970,946
Distributions to shareholders from:
    Net investment income....................................................................      (632,798)      (1,002,446)
    Net realized gain on investments.........................................................   (53,778,195)     (80,041,525)
Net increase/(decrease) in net assets from Fund share transactions...........................    26,611,524       (8,356,403)
                                                                                               ------------     ------------
Net increase in net assets...................................................................    76,363,883       50,570,572
NET ASSETS:
Beginning of year............................................................................   533,041,125      482,470,553
                                                                                               ------------     ------------
End of year (including undistributed net investment income of $47,113 at December 31,
  1996)......................................................................................  $609,405,008     $533,041,125
                                                                                               ============     ============

                       See Notes to Financial Statements.

THE GABELLI GROWTH FUND -- NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is capital appreciation. The Fund commenced operations on April 10, 1987. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the mean between current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets, to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including offices, required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. The Adviser is obligated to reimburse the Fund in the event the

--------------------------------------------------------------------------------

Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state. No such reimbursement was required during the year ended December 31, 1996.

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect majority-owned subsidiary of the Adviser, is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. The Fund will reimburse the Distributor for these expenditures up to 0.25 percent on an annual basis of the value of the Fund's average daily net assets. In addition, if and to the extent that the fee the Fund pays to the Adviser, as well as other payments the Fund makes, are considered as indirectly financing any activity which is primarily intended to result in the sale of the Fund's shares, such payments are authorized under the Plan. For the year ended December 31, 1996, the Fund incurred distribution costs under the Plan of $1,457,893, representing 0.25 percent of the value of the Fund's average daily net assets, the annual limitation under the Plan. The Board of Trustees has approved that distribution costs incurred by Gabelli & Company in the amount of $81,500, which are in excess of the 0.25 percent limitation, may be recovered from the Fund in future periods, subject to such limitation.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the year ended December 31, 1996, other than U.S. government and short-term securities, aggregated $505,862,257 and $522,601,081, respectively.

5. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1996, the Fund incurred brokerage commissions of $22,360 to Gabelli & Company and its affiliates.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                        YEAR ENDED
                                                                        12/31/96                          12/31/95
                                                              -----------------------------     -----------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
                                                              -----------     -------------     -----------     -------------
Shares sold.................................................   18,297,462     $ 445,159,849       7,723,981     $ 177,580,810
Shares issued upon reinvestment of dividends................    2,151,430        51,935,527       3,489,327        77,284,488
Shares redeemed.............................................  (19,258,689)     (470,483,852)    (11,667,885)     (263,221,701)
                                                              -----------     -------------     -----------     -------------
Net increase/(decrease).....................................    1,190,203     $  26,611,524        (454,577)    $  (8,356,403)
                                                              ===========     =============     ===========     =============

THE GABELLI GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share amounts for a Fund share outstanding throughout each year ended December 31,

                                                                   1996         1995         1994         1993         1992
                                                                 --------     --------     --------     --------     --------
OPERATING PERFORMANCE:
Net asset value, beginning of year.............................  $  22.16     $  19.68     $  23.26     $  21.59     $  21.28
                                                                 --------     --------     --------     --------     --------
Net investment income..........................................      0.03         0.05         0.07         0.06         0.08
Net realized and unrealized gain/(loss) on investments.........      4.27         6.39        (0.86)        2.37         0.88
                                                                 --------     --------     --------     --------     --------
Total from investment operations...............................      4.30         6.44        (0.79)        2.43         0.96
                                                                 --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................................     (0.02)       (0.05)       (0.08)       (0.05)       (0.09)
  Distributions in excess of net investment income.............        --           --        (0.01)          --           --
  Net realized gains...........................................     (2.30)       (3.91)       (2.39)       (0.67)       (0.56)
  Distributions in excess of net realized gains................        --           --        (0.31)       (0.04)          --
                                                                 --------     --------     --------     --------     --------
Total distributions............................................     (2.32)       (3.96)       (2.79)       (0.76)       (0.65)
                                                                 --------     --------     --------     --------     --------
Net asset value, end of year...................................  $  24.14     $  22.16     $  19.68     $  23.26     $  21.59
                                                                 ========     ========     ========     ========     ========
Total return*..................................................     19.4%        32.7%       (3.4)%        11.3%         4.5%
                                                                 ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).............................  $609,405     $533,041     $482,471     $695,013     $625,050
  Ratio of net investment income to average net assets.........     0.12%        0.22%        0.31%        0.22%        0.46%
  Ratio of operating expenses to average net assets............     1.43%        1.44%        1.36%        1.41%        1.41%
Portfolio turnover rate........................................     88.2%       140.2%        40.3%        80.7%        45.9%
Average commission rate (per share of security)(a).............  $ 0.0500          N/A          N/A          N/A          N/A

---------------
   * Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
 (a) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE GABELLI GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Growth Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 14, 1997


--------------------------------------------------------------------------------
                  1996 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1996, the Fund paid to shareholders, on December 31, 1996, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.814 per share. Additionally, on that date, the Fund paid $1.510 per share in long-term capital gains. For 1996, 30.39% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1996 which was derived from U.S. Treasury securities was 1.86%. Such income may be exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in the U.S. Government securities. The Gabelli Growth Fund did not meet this strict requirement in 1996. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

========================================================================

======================================================================

                                          APPENDIX A


                      DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds  which  are rated Aaa are  judged to be the best  quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
          Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.       An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are no rated as a matter of policy.
3.       There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody's Investors Services, Inc.'s publications.


Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons. Note: Those bonds in the Aa A, Baa Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.


STANDARD & POOR'S RATINGS SERVICE

     AAA: Bonds rated AAA have the highest rating  assigned by Standard & Poor's
          Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P"). Capacity to pay interest and repay principal is extremely strong. AA:
          Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree. A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories. BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. BB, B CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions. C1: The rating C1 is reserved for income bonds on which no interest is being paid. D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. Plus(+) Or Minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. NR:
          Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                             THE GABELLI GROWTH FUND



                                     PART C

                            PART C: OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits
(a)      Financial Statements:
         Included in Prospectus:
                  Financial Highlights

         Included in the Statement of Additional Information:
                  Audited financial statements for the fiscal year ended December 31, 1996 including: Portfolio of Investments Statement of Assets and Liabilities Statement of Operations Statement of Changes in Net Assets Notes to Financial Statements Financial Highlights Report of Independent Accountants

(b)      Exhibits


         (1)      Declaration of Trust will be filed by Amendment.
         (2)      By-laws are filed herewith.
         (3)      Not applicable.
         (4)      Not applicable.



     (5) Amended and Restated Investment Advisory Agreement with Gabelli Funds, Inc. dated May 12, 1992 is filed herewith. (6) Amended and Restated
          Distribution Agreement dated May 11, 1992 is filed herewith.       (7)
          Not applicable.



         (8)(a)   Custody Agreement dated January 22, 1986 is filed herewith.
         (8)(b) Amendment to Custody Agreement dated February 14, 1991 is filed herewith.
         (8)(c) Amendment to Custody Agreement dated May 13, 1991 is filed herewith.
         (9)(a)   Transfer Agency and Service Agreement is filed herewith.
         (9)(b) Sub-Administration Agreement with The Shareholder Services Group, Inc. (now known as First
Data Investor Services Group, Inc.) dated May 1, 1995 is filed herein.
         (10)     Not applicable.
         (11)(a)  Consent of Independent Accountants is filed herewith.
         (11)(b) Powers of Attorney for Mario J. Gabelli, Felix J. Christiana, Anthony J. Colavita, James P. Conn, Karl Otto Pohl,
                  Anthony R. Pustorino, Anthony Torna, and Anthonie van Ekris are filed herewith.

         (12)     Not applicable.



         (13)     Agreement with initial shareholder is filed herewith.
         (14)     Instructions and Agreement for Individual Retirement Account
 (IRA) is incorporated by reference to Post-Effective
                  Amendment No. 8 to the Registration Statement as filed with the Securities and Exchange Commission ("SEC") on May
                  3, 1993 ("Post-Effective Amendment No. 8").
         (15) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 is filed herewith.
         (16) Sample Total Return Computation is incorporated by reference to Post-Effective Amendment
No. 8.
         (17)     Financial Data Schedule is filed herewith.
         (18)     Not applicable.

ITEM 25. Persons Controlled by or Under Common Control with Registrant

                           None

ITEM 26. Number of Holders of Securities

                          (1)                                         (2)
               Title of Class                         Number of Record Holders
                                                         as of April 25, 1997
              Beneficial Interest Value
         $.01 per share                                   39,001

ITEM 27. Indemnification

Reference is made to Subdivision (c) of Section 12 of Article Seventh of Registrant's Declaration of Trust.

         Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, its By-laws, the Amended and Restated Investment Advisory Contract and the Second Amended and Restated Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act.

ITEM 28. Business and Other Connections of Investment Adviser

     Gabelli Funds, Inc. is the investment adviser of the Registrant. For information as to its business, profession, vocation or employment of a substantial nature, reference is made to Form ADV filed by it under the Investment Advisers Act of 1940. (SEC File No. 801-37706)

ITEM 29. Principal Underwriter

   (a) The Distributor, Gabelli & Company, Inc., is also the principal underwriter for The Gabelli ABC Fund, The Gabelli Asset Fund, The Gabelli Value Fund, Inc., The Gabelli Small Cap Growth Fund, Gabelli Equity Income Fund, Gabelli Gold Fund, The Gabelli U.S. Treasury Money Market Fund, The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Couch Potato(R) Fund, Gabelli Capital Asset Fund and The Gabelli International Growth Fund, Inc., The Gabelli Global Convertible Securities Fund and the Westwood Funds.

     (b) For information as to such principal underwriter, reference is made to Schedule A of Form BD filed by it under the Securities Exchange Act of 1934. (SEC File No. 8-21373)

(c)      Not applicable.

ITEM 30. Location of Accounts and Records

                       All  such  accounts,   books  and  other   documents  are
                  maintained at the offices of the Adviser, Gabelli Funds, Inc., One Corporate Center, Rye, New York 10580-1434; First Data Investor Services Group, Inc., Exchange Place, Boston, Massachusetts 02109; State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110; and BFDS, Two Heritage Drive, North Quincy, Massachusetts, 02171.

ITEM 31. Management Services

                  Not applicable.

ITEM 32. Undertakings

                  (a)      Not applicable.
     (b)  Not  applicable.
(c) The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest Annual Report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 29th day of April, 1997.
                                                     THE GABELLI GROWTH FUND
(Registrant)

                                                 By:      /s/ Bruce N. Alpert
                                 Bruce N. Alpert
                                    President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature:                                  Title:                                      Date:

/s/ Bruce N. Alpert                         President and Treasurer                     4/29/97
Bruce N. Alpert

/s/Mario J. Gabelli*                        Trustee                                     4/29/97
Mario J. Gabelli

/s/Felix J. Christiana*                     Trustee                                     4/29/97
Felix J. Christiana

/s/Anthony J. Colavita*                     Trustee                                     4/29/97
Anthony J. Colavita

/s/James P. Conn*                   Trustee                                     4/29/97
James P. Conn

/s/Karl Otto Pohl*                          Trustee                                     4/29/97
Karl Otto Pohl

/s/Anthony R. Pustorino*                    Trustee                                     4/29/97
Anthony R. Pustorino

/s/Anthony Torna*                   Trustee                                     4/29/97
Anthony Torna

/s/Anthonie van Ekris*                      Trustee                                     4/29/97
Anthonie van Ekris


*By:     /s/ Bruce N. Alpert
         Bruce N. Alpert
         Attorney-in-Fact






                              SCHEDULE OF EXHIBITS

        EXHIBIT
        NUMBER                              EXHIBIT


         (2)                                By-laws

         (5)               Amended and Restated Investment Advisory Agreement

         (6)               Amended and Restated Distribution Agreement

         (8)(a)                             Custody Agreement

         (8)(b)                             Amendment to Custody Agreement

         (8)(c)                             Amendment to Custody Agreement

         (9)(a)                        Transfer Agency and Service Agreement

         (9)(b)                             Sub-Administration Agreement

         (11)(a)                            Consent of Independent Accountants

         (11)(b)                            Powers of Attorney

         (13)                               Agreement with Initial Shareholder

         (15)  Amended and Restated Plan of Distribution pursuant to Rule 12b-1

         (17)                               Financial Data Schedule



